UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 20, 2011 (September 15, 2011)

NETWORK ENGINES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30863	04-3064173
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

25 Dan Road, Canton, MA	02021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (781) 332-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2011, the Board of Directors (the “Board”) of Network Engines, Inc. (“NEI” or “the Company”) elected Patricia C. Sueltz to serve as a Class I Director to serve until the 2013 annual meeting of stockholders of the Company.  The Company also announced the resignation of Dennis A. Kirshy as an independent director of the Board.  Mr. Kirshy’s resignation, effective September 15, 2011, did not involve any disagreement with the other Board members or with the Company’s management.  The Company and the Board expressed their appreciation for Mr. Kirshy’s service to the Board and the Company.

Ms. Sueltz currently serves as an independent director of Hitachi Global Storage Technologies, UpStart Mobile, Inc., and Objectivity, Inc.  She also serves as a board member with the American Foundation for the Blind.  Ms. Sueltz previously served as CEO of LogLogic, Inc. and SurfControl, Inc.

Effective September 15, 2011, Ms. Sueltz was elected to serve on the Board’s Compensation Committee and the Board’s Nominating Committee.

As a non-employee Director of the Company, Ms. Sueltz will be compensated in accordance with the Summary of the Company’s Non-Employee Director Compensation, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. Ms. Sueltz will also receive annual grants of Company stock options under the Company’s 2009 Incentive Plan.  Upon election as a Director, Ms. Sueltz received a stock option award under the 2009 Incentive Plan to purchase 50,000 shares of common stock of the Company at an exercise price of $1.26 per share, which was the closing price of the common stock of the Company on the NASDAQ Global Market on the date of grant.

Item 7.01  Regulation FD Disclosure.

On September 20, 2011, the Company issued a news release announcing Ms. Sueltz’s appointment to the Board, which release is furnished as Exhibit 99.1 hereto.

The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1                           Press release entitled “NEI Elects Patricia C. Sueltz to Board of Directors” issued by the Company on September 20, 2011.

10.1                         Summary of the Company’s Non-Employee Director Compensation (incorporated by reference to Exhibit 10.15 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK ENGINES, INC.

Date: September 20, 2011	By:	/s/ Douglas G. Bryant
Douglas G. Bryant
Chief Financial Officer, Treasurer and Secretary